As filed with the Securities and Exchange Commission on March 7, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:
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☐	Definitive Proxy Statement.
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☐	Soliciting Material Pursuant to § 240.14a-12.

SKYBRIDGE G II FUND, LLC
(Name of Registrant as Specified in its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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SKYBRIDGE G II FUND, LLC
527 Madison Avenue, 16th Floor, New York, NY 10022
(212) 485-3100

Notice of Special Meeting of Shareholders
to be held on [                ], 2017

To the Shareholders:

A Special Meeting of Shareholders of the shares of SkyBridge G II Fund, LLC (the “Fund”) will be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, on [DAY/DATE] at [TIME] a.m. Eastern Time (the “Meeting”).  The accompanying Notice of Special Meeting of Shareholders and Proxy Statement present the proposal to be considered at the Meeting.  Please call [(212) 485-3100] if you have any questions relating to attending the Meeting in person.

SkyBridge Capital II, LLC (“SkyBridge” or the “Company”) has announced a transaction (the “Transaction”) which will result in HNA Capital (U.S.) Holdings LLC (“HNA”) and TFH Acquisition I LLC (“Transatlantic”)  (together with its affiliate, RON Transatlantic Offshore Limited) holding a combined ownership stake of approximately 89% of the Company’s equity.  Under the laws governing U.S. mutual funds, the Transaction, when finalized, will be considered an “assignment” of the Fund’s current investment advisory agreement with SkyBridge, and that agreement will automatically terminate.  In order to provide for a continuous investment program for the Fund your approval of a “new” investment advisory agreement with SkyBridge is required (the “New Investment Advisory Agreement”).

HNA is part of a Fortune Global 500 company with diverse interests including in financial services.  Transatlantic is also part of a diversified holding company and its affiliate, RON Transatlantic Offshore Limited, has been an owner of SkyBridge for four years.  In partnership with members of SkyBridge’s current management who will continue to hold approximately 11% of the Company’s equity, HNA will acquire a 51% interest in SkyBridge and Transatlantic (together with its affiliate RON Transatlantic Offshore Limited) will increase its ownership from approximately 9% to approximately 38%.

Importantly, shareholders should note that :  (i) it is expected that, following the closing of the Transaction there will be no change in the Fund’s portfolio managers or Company personnel providing advisory services to the Fund; (ii) the New Investment Advisory Agreement will have substantially the same terms as the current advisory agreement – and the investment advisory fee under the New Investment Advisory Agreement will remain the same for at least a two year period following the closing of the Transaction; (iii) in connection with their ongoing equity ownership, certain employees of SkyBridge will have employment agreements with incentive arrangements designed to retain and motivate key staff; and (iv) as described in greater detail in the Proxy Statement, HNA and Transatlantic have expressed their commitment to providing for the continuity and growth of the Fund, as well as their commitment to investing in SkyBridge to enhance the depth and breadth of its advisory business.

The Board believes that retaining SkyBridge to serve as investment adviser to the Fund will maintain stability and continuity for the Fund.  In addition, management expects that the same level of management expertise and high quality service to which you’ve grown accustomed as a shareholder of the Fund will continue following the closing of the Transaction.  Therefore, in anticipation of the assignment and termination of the current investment advisory agreement resulting from the Transaction, the Fund has entered into, and the Board of Directors of the Fund (the “Board” or the “Directors”) has unanimously approved, an interim advisory agreement with the Company, as well as the New Investment Advisory Agreement.

For the reasons explained in detail in the accompanying proxy statement, SkyBridge and the Board unanimously recommend that you vote FOR the New Investment Advisory Agreement.

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The Meeting will be held for the following purposes, as set forth in the Proxy Statement accompanying this Notice:

•	To approve a new investment advisory agreement pursuant to which SkyBridge will continue as investment adviser to the Fund following the closing of the Transaction (the “Proposal”).

•	To transact any other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Board has approved the new agreement and recommends that you vote to approve as well.  The Board has called the Special Meeting of Shareholders for purposes of conducting the shareholder vote.

The close of business on [             ], 2017 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

-----------------

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.  In order to avoid the necessity of further solicitation, we ask your cooperation in mailing your proxy promptly.  A proxy will not be required for admission to the Meeting.

The Directors recommends you vote FOR the Proposal.

By order of the Board of Directors, __________________

Dated:  [             ], 2017

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on [             ], 2017 or any adjournments or postponements thereof.  The Proxy Statement is available at the website listed on your proxy card.  On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

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[             ], 2017
Important Notice

QUESTIONS AND ANSWERS
SKYBRIDGE G II FUND, LLC
PROXY STATEMENT

For your convenience, we have provided a brief overview of issues relevant to the proposed approval of a new investment advisory agreement (the “New Investment Advisory Agreement”) between SkyBridge G II Fund, LLC (the “Fund”) and SkyBridge Capital II, LLC (“SkyBridge” or the “Company”), the investment adviser to the Fund (the “Proposal”).  If the Proposal is approved at the Meeting (as defined in the Proxy Statement), SkyBridge will continue to serve as the investment adviser to the Fund following the Transaction (as defined herein).  The following overview is not a complete description of the Proposal.  You should read the complete Proxy Statement and the form of the New Investment Advisory Agreement contained therein for a complete understanding of the Proposal and the New Investment Advisory Agreement.

Q:	WHAT ARE THE MATERIALS I HAVE RECEIVED AND WHY AM I RECEIVING THEM?
A:
The owners of SkyBridge recently agreed to sell all or substantially all of the membership interests in the Company to HNA Capital (U.S.) Holding LLC (“HNA”) and TFH Acquisition I LLC (“Transatlantic”).  This transaction (the “Transaction”) will result in a change of control of SkyBridge, with HNA holding approximately 51% and Transatlantic, together with its affiliate, RON Transatlantic Offshore Limited, which has been a 9.09% minority owner of SkyBridge for four years, holding approximately 38%, of the Company’s interests.  Current management of the Company will continue to hold approximately 11% of the Company’s interests after Anthony Scaramucci and Raymond Nolte sell their respective interests in the Company, with Mr. Nolte continuing to serve at the Company.  The Transaction will also result in an assignment of the investment advisory agreement between SkyBridge and the Fund dated July 6, 2011 (the “Current Advisory Agreement”), and the automatic termination of that agreement.  In anticipation of such assignment and termination, the Fund entered into, and the Board of Directors of the Fund (the “Board” or the “Directors”) unanimously approved, an interim advisory agreement with the Company, as well as a new advisory agreement between the Fund and the Company (the “New Investment Advisory Agreement”).

As all or substantially all of the same SkyBridge personnel currently providing investment advisory services to the Fund are expected to continue to provide those services to the Fund following the closing of the Transaction, the Board believes that retaining SkyBridge to continue to serve as investment adviser to the Fund will maintain stability and continuity for the Fund.  As such, the Board unanimously determined to submit the New Investment Advisory Agreement to you, and the Fund’s other shareholders, for consideration and approval.

At the Meeting, you, and the other shareholders of the Fund, will be asked to approve the proposed New Investment Advisory Agreement.  If the New Investment Advisory Agreement is approved, SkyBridge will serve as the investment adviser of the Fund on substantially the same terms as the Current Investment Advisory Agreement.  The Board recommends that you vote “FOR” the New Investment Advisory Agreement.

Q:	WHO ARE HNA AND TRANSATLANTIC?
A:
HNA is part of a Fortune Global 500 company with diverse interests including in financial solutions.  Transatlantic is also part of a diversified holding company which has been an indirect owner of SkyBridge for four years.  In partnership with continuing SkyBridge management, who will continue to hold approximately 11% of the Company’s equity, HNA will acquire a 51% interest and Transatlantic (together with its affiliate, RON Transatlantic Offshore Limited) will increase its ownership from approximately 9% to approximately 38%.  As described in greater detail in the Proxy Statement, HNA and Transatlantic have expressed their commitment to providing for the continuity and growth of the Fund, as well as their commitment to investing in SkyBridge to enhance the depth and breadth of its advisory business.

1

Q:	WILL THE PORTFOLIO MANAGERS REMAIN THE SAME?
A:
The advisory personnel currently providing investment advisory services to the Fund, including the Fund’s portfolio managers, are not expected to change following the closing of the Transaction.  It is expected that the same level of management expertise and high quality service to which you’ve grown accustomed as a shareholder of the Fund will continue following the closing of the Transaction.

Q:	HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?
A:
If it takes effect, the New Investment Advisory Agreement will not affect the amount of Fund shares you own, the total advisory fees charged to, or the expenses of, the Fund.  Nor is there contemplated any increase in the allocation of expenses of the Fund as between the Fund and the Fund’s investment adviser or its affiliated persons.  There will be no change in the investment objective, principal investment strategies, policies or processes of the Fund.  The Fund will not bear the cost of this proxy solicitation.

Q:	HOW DOES THE PROPOSED NEW ADVISORY AGREEMENT DIFFER FROM THE CURRENT ADVISORY AGREEMENT?
A:
The terms and conditions of the New Investment Advisory Agreement are substantially the same (other than the length of term) as those under the investment advisory agreement between SkyBridge and the Fund dated July 6, 2011 (the “Current Investment Advisory Agreement”).  Again, there is no change in the fees paid to SkyBridge, the Fund’s investment adviser for at least two years following the closing of the Transaction.

At the Meeting, shareholders of the Fund will be asked to approve the proposed New Investment Advisory Agreement.  If the New Investment Advisory Agreement is approved by shareholders at the Meeting, SkyBridge will serve as the investment adviser of the Fund on [substantially] the same terms as the Current Investment Advisory Agreement.  The investment advisory fee under the New Investment Advisory Agreement will remain the same as the fee charged to the Fund under the Current Investment Advisory Agreement.  The Proposal is explained more fully in the attached Proxy Statement.

Q:	WILL THE FUND’S OTHER SERVICE PROVIDERS REMAIN THE SAME?
A:
The Fund’s other service providers, including its independent auditor, third-party administrator, custodian, principal underwriter and legal counsel, are not expected to change following the closing of the Transaction.  In addition, SkyBridge currently provides certain administrative services to the Fund under a separate administration agreement currently in effect.  Those services are expected to continue pursuant to the administration agreement without interruption.

Q:	HOW CAN I VOTE?
A:	To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

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Shareholders can also vote in person at the meeting.

Q:	HOW DOES THE BOARD RECOMMEND THAT I VOTE?
A:	The Board unanimously recommends that you vote “FOR” the approval of the New Investment Advisory Agreement.

Q:	WILL MY VOTE MAKE A DIFFERENCE?
A:
Yes.  Your vote is needed to ensure that the New Investment Advisory Agreement is approved.  Your immediate response will help save on the costs and inconvenience of further solicitations for a shareholder vote.  We encourage you to participate in the governance of the Fund.

Q:	HOW DO I CONTACT YOU?
A:	If you have any questions, please call [(212) 485-3100].

PLEASE VOTE.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

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SKYBRIDGE G II FUND, LLC
527 Madison Avenue, 16th Floor, New York, NY 10022
(212) 485-3100

PROXY STATEMENT
for the
Special Meeting of Shareholders to be held on [                   ], 2017

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SkyBridge G II Fund, LLC (the “Fund”), to be used at the special meeting of shareholders of the Fund to be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 on [ DAY/DATE] at [TIME] a.m. Eastern Time, and at any adjournments or postponements thereof (the “Meeting”) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about [              ], 2017.

The Board has called this special meeting of shareholders (the “Meeting”) to present an important proposal relating to the planned sale of substantially all of the membership interests in SkyBridge Capital II, LLC, a Delaware limited liability company (the “Company” or “SkyBridge”) to HNA Capital (U.S.) Holding LLC (“HNA”) and TFH Acquisition I LLC (“Transatlantic”).  This transaction (the “Transaction”) will result in a change of control of SkyBridge, with HNA holding approximately 51% and Transatlantic, together with its affiliate RON Transatlantic Offshore Limited, which has been a 9.09% minority owner of SkyBridge for four years, holding approximately 38%, of the Company’s interests.  Current management of the Company will continue to hold approximately 11% of the Company’s interests after Anthony Scaramucci and Raymond Nolte sell their respective interests in the Company, with Mr. Nolte continuing to serve at the Company.  The Transaction will also result in an assignment of the investment advisory agreement between SkyBridge and the Fund dated July 6, 2011 (the “Current Investment Advisory Agreement”), and the automatic termination of that agreement.  In anticipation of such assignment and termination, the Fund entered into, and the Board of Directors of the Fund (the “Board” or the “Directors”) unanimously approved, an interim advisory agreement with the Company, as well as a new advisory agreement between the Fund and the Company (the “New Investment Advisory Agreement”).

As all of the same SkyBridge personnel currently providing investment advisory services to the Fund are expected to continue to provide those services to the Fund following the closing of the Transaction, the Board believes that retaining SkyBridge to serve as investment adviser to the Fund will maintain stability and continuity for the Fund.  As such, the Board unanimously determined to submit the New Investment Advisory Agreement to the Fund’s shareholders for consideration and approval.

The sale is expected to close in the second quarter of 2017.  Completion of the sale is subject to the achievement, or waiver, of certain conditions, including the receipt of certain regulatory approvals and a significant level of approval by SkyBridge’s advisory clients, including the Fund, of the assignment of their respective advisory agreements with SkyBridge (or other applicable consent).  It is expected that the same personnel providing investment advisory services to the Fund will continue to provide those services after the closing.  Mr. Anthony Scaramucci, a Co-Managing Partner of SkyBridge who is not part of the investment team of the Fund, will leave SkyBridge in connection with the Transaction.  Looking ahead, you can expect the same level of management expertise and high quality service to which you’ve grown accustomed as a shareholder of the Fund.

General Information Regarding the Proposal

Shareholders of the Fund are being asked to approve a proposed new investment advisory agreement for the Fund pursuant to which SkyBridge will continue to provide investment advisory services to the Fund.  Under the laws governing U.S. mutual funds, a mutual fund investment advisory agreement is required to provide for its automatic termination upon its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).  Thus, although there will be no change to the SkyBridge key portfolio management personnel or process regarding the Fund, by its terms, the current investment advisory agreement under which SkyBridge provides investment advisory services to the Fund will automatically terminate upon consummation of the Transaction.  Accordingly, shareholders of the Fund are being asked to approve a proposed new investment advisory on substantially similar terms as the current agreement.  This proxy statement of the Fund (the “Proxy Statement”) provides additional information about the Transaction and the new investment advisory agreement.  The Board believes that approval of the proposed New Investment Advisory Agreement is important to provide continuity of investment advisory services.

Voting:

If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting.  If you give instructions, your shares will be voted in accordance with your instructions.  If you return your signed proxy without instructions, your shares will be voted for approval of the New Investment Advisory Agreement between the Fund and SkyBridge.  You may revoke your proxy or change it by written notice to the Fund (Attention:  Secretary) or by notice at the Meeting at any time prior to the time it is voted.

            If a shareholder abstains from voting or if an intermediary returns a “non-vote” proxy (i.e., proxies sent in by brokers and other nominees that cannot be voted on the proposal because the beneficial owners have not given instructions), the shares represented by such abstention or broker non-vote will be deemed present at the Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be counted as votes cast.  The proposal described below requires a certain number of affirmative votes for approval.  Therefore, an abstention or broker non-vote for such action will have the effect of a vote against the proposal.

The presence in person or by proxy of shareholders holding a majority of the total number of votes eligible to be cast by all shareholders as of the record date shall constitute a quorum at the Meeting.  In the absence of a quorum, the Meeting may be adjourned by action of a majority of the shareholders present in person or by proxy without additional notice to the shareholders and further solicitation may be made.  Shares represented by proxies indicating a vote against the proposal will be voted against adjournment.  Abstentions and broker non-votes will not be counted as having been voted for or against any such adjournment.

Record Date and Outstanding Shares

On the record date, [X, 2017], the Fund had an approximate number of shares outstanding of [X] (“Shares”) and a net asset value of $[X] ($X per share).  Each shareholder is entitled to one vote for each dollar value of each Share or fraction thereof owned by such shareholder, which dollar value shall be calculated, if the record date is a Valuation Date (as defined in the Fund’s limited liability company agreement), as of the record date, or, if the record date is not a Valuation Date, as of the Valuation Date most recently preceding the record date.

Information Regarding the New Owners of SkyBridge and Operation of SkyBridge Going Forward

HNA is the indirect, wholly-owned New York-based subsidiary of HNA Capital Group Co., Ltd. (“HNA Capital”), the financial services unit of HNA Group Co., Ltd. (“HNA Group”), a Fortune Global 500 company focused on tourism, logistics and financial services.  HNA is located at c/o HNA Capital International, 850 Third Avenue, New York, NY 10022 and HNA Capital is located at 21/F HNA Plaza, Jia No.26 Xiaoyun Road, Chaoyang District, Beijing, 100125.  A full service financial solutions provider, HNA Capital includes a diverse set of global businesses in equipment leasing, insurance, investment banking, securities and credit services.  HNA Group is a global company with over $90 billion of assets, $30 billion in annual revenues and an international workforce of nearly 200,000 employees, primarily across North America, Europe and Asia.  For more information, please visit www.hnagroup.com.

The RON Transatlantic Group, which is currently an indirect minority owner of SkyBridge and has been for four years, is a diversified holding company with interests in the financial services, logistics, energy and brewing/beer sectors.  The Chairman and CEO of the RON Transatlantic Group has been a director of SkyBridge since March 2013. The acquiring entity, TFH Acquisition I LLC, is a newly formed acquisition vehicle of RON Transatlantic Financial Holdings LLC, the holding company for the RON Transatlantic Group’s interests in the financial sector.

It is expected that with the exception of Mr. Scaramucci, who will leave SkyBridge, the management team of SkyBridge will continue in place.  SkyBridge senior management are expected to continue to own equity interests in SkyBridge and be motivated and economically incentivized by its continued success.  It is intended that SkyBridge will remain as a stand-alone company and that Raymond Nolte will continue to serve SkyBridge as a Managing Partner and as Chief Investment Officer.  George Hornig, the former Chief Operating Officer of Credit Suisse Asset Management and PineBridge Investments and current CEO of RON Transatlantic Financial Holdings LLC, is expected to serve as a Director of SkyBridge and is expected to join SkyBridge’s executive management team. SkyBridge believes it will benefit from Mr. Hornig’s operational expertise as it works towards an orderly post-closing transition and continues to build the platform.

Other Information

The address of SkyBridge Capital II, LLC is 527 Madison Avenue, 16th Floor, New York, NY 10022.  The Fund’s third-party administrator is BNY Mellon Investment Servicing (US), Inc. (“BNYM”), the address of which is 400 Bellevue Parkway, Wilmington, DE 19809.   The address of the Fund is 527 Madison Avenue, 16th Floor, New York, NY 10022.  The Fund will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon written request to the Fund at 527 Madison Avenue, 16th Floor, New York, NY 10022 or by calling the Fund collect at (212) 485 3100.  [Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.]

Hastings Capital Group, LLC, located at 527 Madison Avenue, 16th Floor, New York, New York 10022, an affiliate SkyBridge (“Hastings”), serves as the Fund’s principal underwriter (the “Principal Underwriter”) with authority to sell Shares directly and to appoint third party placement agents or other intermediaries (the “Placement Agents”) to assist the Principal Underwriter in selling Shares, generally on a reasonable best efforts basis.  The Principal Underwriter may, in those circumstances, retain all or part of the sales load itself.  Hastings is also being acquired as part of the Transaction.  Each of the Fund and SkyBridge pays the Principal Underwriter a monthly service fee for the sales and distribution of Shares, including the distribution of Shares through Placement Agents.  SkyBridge or its affiliates, including the Principal Underwriter, also may pay from their legitimate profits additional compensation to the Placement Agents in connection with placement of Shares or servicing of investors.  SkyBridge has traditionally paid this fee out of its legitimate profits.

SkyBridge also provides certain administrative services to the Fund pursuant to a separate administration agreement with the Fund.  These services are expected to continue without interruption, and shareholder approval of a new administrative services agreement is not required as a result of the Transaction.

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH SKYBRIDGE

The SkyBridge sale is expected to be completed in the second quarter of 2017, whereby a majority interest of SkyBridge will be acquired ultimately by HNA and Transatlantic.  Pursuant to the SkyBridge sale agreement, HNA will acquire fifty-one percent (51%) and Transatlantic (together with the Transatlantic Group’s existing holdings) will acquire thirty-eight (38%), of the equity ownership in SkyBridge.  Senior management of SkyBridge shall own the remainder.  Under the 1940 Act, the SkyBridge sale, when finalized, will be considered an “assignment” of the Fund’s current investment advisory agreement with SkyBridge, and that agreement will automatically terminate.  In order to provide for a continuous investment program for the Fund your approval of a “new” investment advisory contract with SkyBridge is required.

In anticipation of the closing of the SkyBridge sale, at a meeting held on March 3, 2017, the Fund’s Board, including a majority of the independent directors (those directors who were not parties to the Interim Investment Advisory Agreement or the New Investment Advisory Agreement, as each is defined herein, or interested persons of any affiliated party) (the “Independent Directors”), approved a proposed interim advisory agreement between the Fund and SkyBridge (the “Interim Investment Advisory Agreement”).  Except for its limited duration (see below), the terms of the Interim Investment Advisory Agreement are the same as those of the current investment advisory agreement with SkyBridge.  The Fund’s Board, including a majority of the independent directors, also approved a proposed new investment advisory agreement (the “New Investment Advisory Agreement”) at that meeting.  By this Proxy Statement, you are being asked to approve the New Investment Advisory Agreement.

The Fund’s current investment advisory agreement with SkyBridge will terminate upon the closing of the SkyBridge sale.  If shareholder approval of the New Investment Advisory Agreement is obtained prior to such closing, the New Investment Advisory Agreement will take effect on the closing date and the Fund will not enter into the Interim Investment Advisory Agreement.  On the other hand, if for any reason shareholder approval is still being sought at and after the closing, the Interim Investment Advisory Agreement will take effect on the closing date.  As required by the 1940 Act, the Interim Investment Advisory Agreement has a duration of no greater than 150 days following the closing date.  After the expiration of the 150 day period, which is expected to run into the fourth quarter of 2017, SkyBridge would be able to serve under contract as the new investment adviser to the Fund only with the approval of the Fund’s shareholders of the New Investment Advisory Agreement.

Under the Interim Investment Advisory Agreement and the New Investment Advisory Agreement that you are being asked to approve, there is no change in the fees paid to the investment adviser or change in the service levels owed by the investment adviser to the Fund.  There are also no changes planned to the portfolio management personnel servicing the Fund.  The Board, including a majority of the independent directors, has determined that these agreements and the appointment of SkyBridge as the Fund’s investment adviser following the Transaction are in the best interests of the Fund and its shareholders.

If shareholders of the Fund do not approve the New Investment Advisory Agreement, the Board of Directors will consider other alternatives, which may include the liquidation of the Fund or seeking another investment adviser.

Summary of the Fund’s Current Investment Advisory Agreement

The Fund’s current investment advisory agreement provides that SkyBridge is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund.  As such, SkyBridge makes all decisions as to the Fund’s purchases and withdrawals of interests in underlying investment funds.  The agreement is terminable without penalty upon 60 days’ prior written notice by the Board to SkyBridge and to the Fund’s shareholders, by vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund, or by SkyBridge upon 60 days’ prior written notice.  The agreement was effective as of July 6, 2011, and continues in effect from year to year if the continuance is approved annually by the Board (including a majority of the Board’s independent directors) by vote cast in person at a meeting called for the purpose of voting on such continuance.  The agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules under that Act.

Pursuant to the current investment advisory agreement, the Fund pays SkyBridge a monthly advisory fee at an annual rate of 0.85% of the net asset value of the Fund, determined as of the last business day of the month (after adjustments for any subscriptions made at the beginning of that month).  While the investment advisory agreement does not obligate SkyBridge to provide non-advisory services, it has separately contracted with the Fund to provide certain administrative services for an additional fee calculated as a percentage of the Fund’s net assets, which fee provides for “breakpoints” (or fee reductions) at increasing asset levels.  The administrative fee is equal to approximately .05% of the Fund’s first $5 billion of average net assets and .04% of the Fund’s average net assets in excess of $5 billion.

In order to limit the ordinary expenses of the Fund (which include the advisory fee, but exclude any Investment Fund (as defined below) fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), SkyBridge has agreed to waive part or all of the advisory fee (net of any compensation paid by SkyBridge or its affiliates to the placement agents in connection with the placement of shares or servicing of investors), or reimburse the Fund in a corresponding amount, to the extent necessary to prevent the Fund’s ordinary expenses from exceeding 1.50% per annum of its average monthly net assets. This waiver will continue in effect for at least the new two years.

The Fund’s current investment advisory agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, SkyBridge and any partner, director, officer or employee of SkyBridge, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund.  The agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund to SkyBridge or any partner, director, officer or employee of SkyBridge, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Fund’s current investment advisory agreement was approved by shareholders of the Fund on July 6, 2011 and by the Board of Directors most recently on June 29, 2016.  For the fiscal year ended March 31, 2016, $[x] in investment advisory fees were paid or accrued to SkyBridge.  No performance fee was paid during that period, as the Fund’s fee arrangements with SkyBridge do not include a performance component (nor do any of the proposed agreements contemplate performance fees).  During this period, no commissions, were paid directly by the Fund to any broker affiliated with the Fund or SkyBridge, and no fees were paid by the Fund to SkyBridge or its affiliates other than for investment advisory services and principal underwriting.

During the last fiscal year of the Fund ending on March 31, 2016, the Fund paid Hastings $[x] in fees for its services as Principal Underwriter.  During the same period, BNYM was paid $[x] for its administration, accounting and transfer agent services.  For the same period, SkyBridge was paid $[x] for its administration services.

In addition to providing investment advisory services to the Fund, SkyBridge provides similar services to SkyBridge Multi-Adviser Hedge Fund Portfolios, LLC (“Series G”), another investment company registered under the 1940 Act that follows a fund of hedge funds strategy similar to that of the Fund.

Summary of Interim Investment Advisory Agreement

The key terms of the Interim Investment Advisory Agreement are determined by Rule 15a-4 under the 1940 Act, which provides that a person may act as investment adviser under an interim contract only if certain conditions are met.  In general, an interim investment advisory contract may not have a duration of greater than 150 days and must contain the same terms and conditions as the previous contract.  The compensation to be received under an interim contract may not be greater than the compensation the investment adviser would have received under the previous contract and the compensation earned under the contract must be held in an interest-bearing escrow account pending shareholder approval.

A detailed description of the directors’ deliberations in reviewing both the Interim Investment Advisory Agreement and New Investment Advisory Agreement is included under “Board Review of Investment Advisory Agreements” below.

Under the terms of the Interim Investment Advisory Agreement, the investment advisory fee payable by the Fund to SkyBridge would be computed in the same manner and at the same rate as the investment advisory fee paid to SkyBridge pursuant to the Fund’s current investment advisory agreement.  Both fees are calculated as a percentage of the average monthly net assets of the Fund.  If the Fund enters into the Interim Investment Advisory Agreement (as would be necessary if shareholder approval of the New Investment Advisory Agreement is still being sought on and after the closing of the SkyBridge sale), the Fund would pay SkyBridge a monthly management fee computed at the annual rate of 0.85% of the net asset value of the Fund determined as of the last business day of the month (after adjustments for any subscriptions made at the beginning of that month), but such fees would be held in an escrow account pending shareholder approval of the New Investment Advisory Agreement.

If required, the Interim Investment Advisory Agreement would terminate no later than 150 days following its effectiveness.  If the New Investment Advisory Agreement is not approved by that date, SkyBridge will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

Summary of New Investment Advisory Agreement

The Fund proposes to continue to engage SkyBridge as the investment adviser pursuant to the New Investment Advisory Agreement, a copy of which is attached as Annex A.  SkyBridge will discharge its responsibilities subject to the oversight of the Fund’s directors.

The Fund’s directors, including a majority of the Independent Directors, approved the New Investment Advisory Agreement at their March 3, 2017 meeting.  The terms of the New Investment Advisory Agreement are the same as the terms of the current investment advisory agreement with SkyBridge and the Interim Investment Advisory Agreement (other than the length of term).  If the New Investment Advisory Agreement is approved by shareholders, it is planned that the current key portfolio management personnel will continue to manage the assets of the Fund in accordance with the investment process described below, which will represent a continuation without interruption of the investment program currently employed by SkyBridge on behalf of the Fund.  The advisory fee payable to SkyBridge under the New Investment Advisory Agreement will be identical to the advisory fee payable to SkyBridge pursuant to the Fund’s current investment advisory agreement.

The New Investment Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner.  It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually by the directors (including a majority of the directors who are neither “interested persons” of a party to the agreement nor themselves a party thereto) by vote cast in person at a meeting called for the purpose of voting on such approval.  The New Investment Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days’ written notice.  Under the terms of the New Investment Advisory Agreement, SkyBridge is not liable to the Fund or its shareholders for any error of judgment, mistake of law or any other act or omission, except in the case of SkyBridge’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the New Investment Advisory Agreement.  The above terms (except as to duration) are identical to those under the Fund’s current advisory agreement with SkyBridge and the Interim Investment Advisory Agreement.

Investment Process

No changes are planned to the Fund’s investment objectives or investment strategies in connection with the SkyBridge sale, and no new investment risks are anticipated as a result thereof.  The investment objective of the Fund is to seek capital appreciation, and is classified as a “fundamental policy,” meaning it can only be changed by a vote of a majority of the Fund’s outstanding voting securities.  No assurance can be given that this investment objective will be achieved.  In addition, no assurance can be given that the Fund will not lose money.

The Fund seeks to implement its objectives principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) that employ a variety of alternative investment strategies.  These investment strategies allow Investment Managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets and are referred to as “alternative” strategies in contrast to the long-only, limited-leverage investment programs of conventional registered investment companies such as mutual funds.  Because Investment Funds following alternative investment strategies (whether hedged or not) are often described as “hedge funds,” the investment program of the Fund can be referred to as a fund of hedge funds.

Through the selection and monitoring of Investment Funds, the Fund seeks to achieve capital appreciation that is not disproportionately influenced by the performance of any single Investment Fund.  In addition, through constructing a portfolio that is comprised of a number of Investment Funds, the Adviser (as defined in the Fund’s limited liability company agreement) seeks to achieve the desired returns with lower volatility than likely would be achieved by investing with a single Investment Fund.  In this regard, although the Fund is a “non-diversified” investment fund within the meaning of the 1940 Act, the Adviser typically will limit exposure to any investment “strategy” to less than 40% of the Fund’s net assets (measured over time and subject to underlying Investment Fund liquidity constraints) and investments in any one Investment Fund to less than 20% of the Fund’s net assets (measured at the time of purchase).  The Fund may seek to gain investment exposure to certain Investment Funds or Investment Managers or to adjust market or risk exposure by entering into derivative transactions, total return swaps, options and futures.

General Information about SkyBridge—Executive Officers and Managers

SkyBridge is organized as a limited liability company under the laws of the State of Delaware and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  Personnel of SkyBridge serve as portfolio managers to certain clients and registered and unregistered investment funds (including Series G), which utilize an investment program that is substantially similar to that of the Fund.  SkyBridge currently serves, and may in the future serve, as an investment adviser to other investment funds (including Series G).  The offices of the Adviser are located at 527 Madison Avenue, 16th Floor, New York, New York 10022, and its telephone number is (212) 485 3100.  Each of the executive officers listed below may be contacted by mail addressed to their attention in care of SkyBridge.

In connection with the Transaction, Mr. Scaramucci will leave SkyBridge.  George Hornig, CEO of RON Transatlantic Financial Holdings LLC and former COO of Credit Suisse Asset Management and PineBridge Investments, is expected to join the Board of Managers of SkyBridge.

Upon the closing of the Transaction, SkyBridge’s principal officers are expected to be as set forth below.

Name	Position with Investment Adviser and Principal Occupation
Raymond Nolte	Managing Partner and Chief Investment Officer
Robert Phillips	Chief Financial Officer
Marie Noble	General Counsel

Additionally, following the closing of the Transaction, George Hornig is expected to join SkyBridge’s executive management team.

Upon the closing of the Transaction, the members of the Board of Managers of SkyBridge are expected to be as set forth below.

Managers
George Hornig
Suren Rana
Lorenzo Roccia
Dr. Guang Yang

SkyBridge acts as investment adviser to the following registered investment companies that have a similar investment strategy to the Fund.

Fund Name	Net Assets as of [_____]	Investment Advisory Fee Rate	Fee Waiver or Reduction
Series G	[●]	1.50%	None

No changes are planned to the Fund’s Board of Directors nor to the Fund’s officers as a result of the SkyBridge sale.

Board Review of Investment Advisory Agreements

At a meeting of the Board of Directors held on March 3, 2017 (the “Board Meeting”), the Directors, including a majority of the Independent Directors, who were present at the Board Meeting considered and unanimously approved the New Investment Advisory Agreement with SkyBridge on behalf of the Fund.  In considering whether to approve the proposed New Investment Advisory Agreement, the Directors considered and discussed a substantial amount of information and analysis provided, at the Board’s request, pursuant to a "15(c) Request Letter" by SkyBridge.

Before approving the New Investment Advisory Agreement on behalf of the Fund, the Board reviewed the information provided by management of SkyBridge.  The Board also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the New Investment Advisory Agreement, and an earlier memorandum relevant to the legal standards and related considerations for a transaction such as the one involving SkyBridge.  The Independent Directors discussed the Transaction and the New Investment Advisory Agreement in detail during private sessions in advance of, and at, the Board Meeting with their independent legal counsel at which no representatives of SkyBridge were present.  In addition, there were several telephonic board meetings at which management described teh details of the Transaction.  The Independent Directors and their independent legal counsel requested, and received and considered, additional information from SkyBridge prior to the Board Meeting.

The Board was informed and continuously updated about the Transaction at telephonic board meetings held on January 11, 2017, January 13, 2017, January 17, 2017, and February 9, 2017.  In addition, the Board held a telephonic executive session on March 2, 2017.  In those meetings, the Board was informed on an on-going basis about the sale of Mr. Scaramucci’s interest in SkyBridge, related processes (i.e., including required filings, notices, due diligence requests), given background information on HNA, Transatlantic and certain of their affiliates, updated on the ongoing impact of the Transaction on the Fund (i.e., including with respect to personnel, placement agents, recent redemption levels), as well as Mr. Scaramucci’s potential role in President Trump’s administration and related news media coverage relating to the Transaction and appointment.

At the Board Meeting, representatives of SkyBridge, HNA and Transatlantic explained and discussed with the Board the specific terms of the Transaction and responded to questions raised by the Board.  The Directors posed questions to these representatives and engaged in significant discussions.  In addition, in response to their detailed 15(c) Request Letters and supplemental questions, the Board received from SkyBridge written responses to its inquiries, which included exhibits and other materials related to SkyBridge’s business and the services it proposes to provide to the Fund as well as updated performance and fee information.  The Directors took into account their multi-year experience as Directors with SkyBridge and particularly their consideration of the existing agreement in recent years.  They noted that the continuation of senior management, key portfolio management personnel and the commitment to maintain SkyBridge intact was important to their approval of the Transaction.

The Board also received materials relating to the organizational structure and business of SkyBridge, including materials describing changes expected as a result of the Transaction.  Information relating to various the terms of the Transaction, including the expected closing date, goals, interests and timetable of SkyBridge, were discussed as well.  The Adviser also advised that no change in investment processes is anticipated as a result of the Transaction, as all of the personnel of SkyBridge responsible for the daily management and operations of the Fund, including current key portfolio management personnel and officers of the Fund, are expected to continue to be employees of SkyBridge and will continue to serve in the same capacities upon the closing of the Transaction.

In approving the New Investment Advisory Agreement with SkyBridge, the Directors considered those factors it deemed relevant, including the factors discussed below.  In its deliberations, the Board did not identify any single factor that was dispositive and each Director may have attributed different weights to the various factors.  The Directors evaluated the information provided to them by SkyBridge, HNA and Transatlantic, as well as the presentations and discussions that occurred at the Board Meeting, for the Fund.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the proposed New Investment Advisory Agreement with SkyBridge on behalf of the Fund are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Directors reviewed the services expected to be provided to the Fund by SkyBridge.  The Board considered SkyBridge’s favorable attributes, including its substantial experience managing the Fund, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.  The Board also reviewed the information provided by SkyBridge related to the business, legal and regulatory affairs of HNA and Transatlantic, including the potential to access new distribution channels, both domestically and internationally.  This review considered the resources available to SkyBridge to provide the services specified under the New Investment Advisory Agreement.  Additionally, the Board considered that it is anticipated that all of the key portfolio management personnel, senior management and officers currently managing the Fund will be continuing on as part of the Transaction.

In light of the foregoing, the Board, including the Independent Directors, concluded that the services expected to be provided by SkyBridge would be satisfactory, particularly given that the same individuals who currently provide portfolio management services to the Fund are expected to continue providing such services as employees of SkyBridge, benefiting the Fund by providing continuity of service following the Transaction.

Investment Performance of SkyBridge.

The Directors considered the investment performance of SkyBridge for various past periods, including updated information since the last 15(c) meeting.  The Board also engaged in detailed discussions with SkyBridge about their investment processes, focusing on the number and experience of key portfolio management personnel and supporting research personnel and SkyBridge’s investment style and approach employed.  The Board noted that the Fund’s historical performance under the existing agreement was relevant as the personnel providing portfolio management services would continue to provide those services under the New Investment Advisory Agreement.

Taking these factors into consideration, the Board, including the Independent Directors, concluded that the Fund’s performance was acceptable.

Cost of the Services to be Provided and Profits to be Realized From The Relationship with the Fund.

The Directors considered the proposed management fees that would be paid to SkyBridge by the Fund.  The Directors considered the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the New Investment Advisory Agreement.

Information also was presented regarding the financial condition of SkyBridge for various past periods, including updated information since the last 15(c) meeting, as well as under the new structure, including the potential benefits of having the financial strength offered by HNA and Transatlantic.

The Directors discussed the quality of service, benefits to shareholders, reasonableness of fees, and strength of the SkyBridge organization, noting that overall expenses had remained consistent.  SkyBridge’s fees were considered in light of various data points, including peer fee information, overall expense ratios, fees for other SkyBridge products, “fit” with the different sales channels, and historical context.

The Extent to Which Economies of Scale Would Be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether the proposed fee levels reflect these economies of scale for the benefit of Fund investors.  They noted HNA’s and Transatlantic’s stated commitments to grow the Fund.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the services expected to be provided to the Fund by SkyBridge, and the proposed advisory fees to be charged to the Fund for those services.  Representatives of SkyBridge stated information regarding the fee and expense ratio for the Fund and comparative information with respect to similar products was not expected to be materially different from the information previously provided to the Board.  Representatives of SkyBridge noted that the Fund’s fees and expenses will not increase as a result of the Transaction.

In light of the foregoing, the Board, including the Independent Directors, determined that the proposed advisory fees, considered in relation to the services to be provided to the Fund, supported the Board’s approval of the New Investment Advisory Agreement.

Fall-Out Benefits.

The Board considered actual and potential financial benefits that SkyBridge could derive from its relationship with the Fund, including the administration services being provided to the Fund by SkyBridge.  The Board noted, however, that SkyBridge had already been providing such services to the Fund and that SkyBridge would not derive any additional benefits from such services following the close of the Transaction.

Conclusion.

No single factor was determinative to the Board’s decision.  Based on their discussion and such other matters as were deemed relevant, the Directors, including the Independent Directors, concluded that the approval of the New Investment Advisory Agreement with SkyBridge was in the best interests of the Fund.

Interim Advisory Agreement

The Board has approved an Interim Advisory Agreement with SkyBridge on substantially similar terms as the current investment advisory agreement in the event that the Transaction closes and shareholders of the Fund have not yet approved a New Investment Advisory Agreement for the Fund.  Rule 15a-4 under the 1940 Act permits a person to act as an investment adviser to a registered investment company under an interim advisory agreement that has not been approved by the company’s shareholders for a period of 150 days following the date on which the previous agreement terminated, subject to the requirements set forth in the rule.  The requirements of Rule 15a-4 differ depending on the particular event that triggered the termination of the previous advisory agreement.  In the current Transaction, where SkyBridge (or a controlling person thereof) directly or indirectly receives money or other benefit (i.e., the purchase price) in connection with the termination of the current investment advisory agreement, the Interim Advisory Agreement for the Fund must satisfy the following criteria, among others:  (i) the compensation under the Interim Advisory Agreement may be no greater than SkyBridge’s compensation; (ii) the Board, including a majority of the Independent Directors, has voted in person to approve the Interim Advisory Agreement and determines that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the existing agreement; (iii) the Board or a majority of the Fund’s shareholders may terminate the Interim Advisory Agreement at any time on not more than 10 days’ notice; (iv) the Interim Advisory Agreement contains substantially similar terms and conditions as the existing agreements; and (v) amounts paid under the Interim Advisory Agreement must be held in escrow until the shareholders have voted on the New Investment Advisory Agreement and be paid out in accordance with Rule 15a-4.

If the New Investment Advisory Agreement for the Fund is not approved within 150 days of the date on which the Transaction closes, the Board, in consultation with SkyBridge, will consider what further action to take consistent with its fiduciary duties to that Fund.  The Board will take such action as it deems to be in the best interests of the Fund and its shareholders, which could include liquidation of the Fund and distribution of the Fund assets in cash, in kind or in a combination thereof.  In the event the Transaction is not consummated, SkyBridge will continue to serve as investment adviser to the Fund pursuant to the terms of the current investment advisory agreement.

Section 15(f) of the 1940 Act

Section 15(f)(1) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a fund occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as no “unfair burden” is imposed on the fund as a result of the Transaction relating to the change of control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the fund (other than fees for bona fide principal underwriting services).

The Transaction involves the sale of all or substantially all of the interests in the Company and thus constitutes a “sale” for the purpose of Section 15(f) of the 1940 Act.  SkyBridge intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, and SkyBridge has covenanted to comply with the requirements of Section 15(f) in connection with the Transaction.  In connection with that covenant, SkyBridge will, on a quarterly basis for the two-year period commencing on the date of the closing of the Transaction, review and re-confirm to the Board that no unfair burden has been imposed on the Fund as a result of the Transaction.

SkyBridge is not aware of any actual or potential “unfair burden” of the type contemplated by Section 15(f).  No increase in advisory or other fees is contemplated for at least two years following the closing of the Transaction.  Nor is there contemplated any increase in the allocation of expenses of the Fund as between the Fund and the Fund’s investment adviser or its affiliated persons.  SkyBridge has informed the Board that there is no obligation, express or implied, to engage SkyBridge-related parties to service the Fund in any manner that is different from, or more expensive than, that existing prior to contemplation of the Transaction.   As the Fund invests directly in underlying hedge funds, there will be no brokerage services provided to the Fund by SkyBridge or its affiliates after the Transaction.

Section 15(f) also provides that, during the three-year period immediately following consummation of the Transaction, at least 75% of a fund’s board of directors must be independent directors.  Each of SkyBridge and the Board is aware of the 75% requirement and does not contemplate changes to the Board’s composition during the three-year period after the closing of the SkyBridge sale that would cause the Board to fail to meet this requirement.

Required Vote

Approval of the New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Transaction and the New Investment Advisory Agreement were carefully considered and unanimously approved by the Board, including by a majority of the directors who are not parties to the New Investment Advisory Agreement or “interested persons,” as defined in the 1940 Act, of any such party, on March 3, 2017.

The Board unanimously recommends that you vote FOR the approval of the New Investment Advisory Agreement between the Fund and SkyBridge.

OTHER MATTERS

The Fund’s limited liability company agreement provides that only matters set forth in the notice of a meeting may be voted on by shareholders at the meeting, and also provides that meetings of shareholders are required to be held only when necessary under the 1940 Act, or when called by the Board or a majority of shareholders.  As such, shareholder meetings are expected to be held on less than an annual basis.  A shareholder proposal intended to be presented at any meeting called in the future must be received by the Fund within a reasonable time before the solicitation for that meeting is made.  Otherwise, the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting.  There is no guarantee that any proposal submitted by a shareholder will be included in a proxy statement.  Shareholder proposals are subject to certain regulations under federal law.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND

The Fund’s Board of Directors consists of three independent directors – Charles Hurty, Steven Krull, and Joshua Weinreich – and one interested director – Raymond Nolte.  As of the date of this Proxy Statement, Mr. Raymond Nolte owns [x] shares of the Fund.  No other directors own equity securities issued by the Fund or other investment companies managed by SkyBridge.  As of the date of this Proxy Statement, the directors and officers, as a group, owned an aggregate of less than [1]% of the outstanding shares of the Fund.

As of [         ], none of the independent directors or their immediate family members owned any shares of SkyBridge or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with SkyBridge.

Principal Holders

As of [          ], no persons owned of record, or are known by the Fund to own beneficially, 5% or more of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended require the Fund’s directors, officers, members of any advisory board, investment adviser and other affiliated persons, as well as holders of more than ten percent of the Fund’s shares, to file reports of ownership and changes in ownership with the SEC.  Based solely on a review of the copies of these reports furnished to the Fund and representations that no other reports were required to be filed, the Fund believes that during the past fiscal year all filing requirements applicable to such persons were met.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of SkyBridge and/or its affiliates, or [BNY Mellon Investment Servicing (US), Inc., the Fund’s third-party administrator], may solicit proxies in person or by telephone.  All costs and expenses incurred in connection with the solicitation of proxies will be borne by SkyBridge (and not by the Fund).

Shareholder Voting by Telephone or Internet

In addition to voting by mail or in person at the Meeting, you may also give your voting instructions over the telephone by calling [(212) 485-3100], or over the internet by visiting www.2voteproxy.com.   If the Fund has not received your vote, a representative of the Fund may call you to answer your proxy related questions and to encourage you to vote.  When calling, the representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail.  If the information you provide matches the information on file, then the representative will offer to explain the process.  The representative is not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement.  Any proxy given by a shareholder, whether in writing, by telephone or over the internet, is revocable and can be revoked by any method by which a proxy may be given.  For telephone voting, the representative will record the shareholder’s instructions on the proxy card.

By order of the Board of Directors

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It is important that proxies be returned promptly.  All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of proxy in the enclosed return envelope, which requires no postage if mailed in the United States.  A proxy is not required for admission to the Meeting.

ANNEX A

PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

            This INVESTMENT ADVISORY AGREEMENT (“Agreement”) is made this [   ]th day of [DATE], 2017, by and between SKYBRIDGE G II FUND, LLC, a Delaware limited liability company (the “Company”), and SkyBridge Capital II, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

            WHEREAS, the Company is engaged in business as a closed-end, non-diversified, management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

            WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of providing advice relating to investments in securities;

            WHEREAS, the Company wishes to retain the services of the Adviser to render investment advisory services to the Company in the manner and on the terms and conditions set forth below.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the Company and the Adviser agree as follows:

            1.  Appointment of Adviser.  The Company hereby retains the Adviser to serve as its investment adviser and, subject to the supervision and control of the Board of Directors of the Company (the “Directors” and any one of them, a “Director”), to manage the investment program of the Company as hereinafter set forth.

            2.  Duties of Adviser.  Without limiting the generality of Section 1 hereof, the Adviser shall obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder, including:  (a) to invest and reinvest the assets of the Company in any one or more investment vehicles (each an “Investment Vehicle”) in a manner consistent with the Company’s investment objective, as set forth in the registration statement of the Company and as may be adopted from time to time by the Directors and applicable laws and regulations; (b) to withdraw capital of the Company from Investment Vehicles; and (c) to take such further action as the Adviser shall deem necessary or appropriate for the management of the Company.  The Adviser shall furnish the Company with such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Company may, from time to time, reasonably request.

            Without limiting the generality of the above paragraph of this Section 2, the Adviser shall be authorized to take the following actions in performing its obligations under this Agreement:  (a) open, maintain and close accounts in the name and on behalf of the Company with brokers and dealers as it determines to be appropriate; (b) select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Company on such terms as the Adviser considers appropriate and which are consistent with the policies of the Company; and (c) subject to any policies adopted by the Directors and provisions of applicable law, agree to such commissions, fees and other charges on behalf of the Company as the Adviser deems reasonable in the circumstances, taking into account all such factors it considers to be relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Company and the cost of such services does not represent the lowest cost available).  The Adviser shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under federal securities law.  The Adviser may use, subject to such procedures as may be adopted by the Directors, affiliates of the Adviser as brokers to effect securities transactions for the Company, and the Company may pay such commissions to such brokers in such amounts as are permissible under applicable law.

1

            3.  Use of Name “SkyBridge”.  The Company may use the name “SkyBridge” in connection with the name of the Company only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser, or the Distribution and Services Agreement between the Fund and Hastings Capital Group, LLC (the “Distributor”) or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor’s business as distributor.  At such time as such agreement shall no longer be in effect, the Company will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses.  In no event shall the Company use the name “SkyBridge” or any variant thereof if the Adviser’s or Distributor’s functions are transferred or assigned to a company of which SkyBridge Capital II, LLC does not have control.  In the event that such agreement shall no longer be in effect or the Adviser’s or Distributor’s functions are transferred or assigned to a company of which SkyBridge Capital II, LLC does not have control, the Company shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

            4.  Reports by Company to Adviser.  The Company shall, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Company as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

            5.  Expenses.

                (a) The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement, including the costs relating to maintaining such staff and employing or retaining such personnel and consulting with such other persons (including its affiliates) as may be necessary to render the services to be provided hereunder.

                (b) The Company shall assume and pay or cause to be paid all expenses of the Company not expressly assumed by the Adviser under this Agreement, including, without limitation:  fees paid directly or indirectly to sub-advisers; all expenses directly related to the Company’s investment programs, including, but not limited to, indirect expenses of Investment Vehicles as well as brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on non-U.S. dividends; all costs and expenses associated with the organization and registration of the Company, including certain offering costs and the costs of complying with any applicable federal or state laws; attorneys’ fees and disbursements associated with updating the Company’s registration statement and subscription documents (the “Offering Materials”); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys’ fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with the offerings of interests in the Company; the costs and expenses of holding any meetings of members of the Company; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company; fees of custodians and other persons providing custodial, administrative, recordkeeping and other services to the Company; the costs of a fidelity bond and any liability insurance obtained on behalf of the Company; all expenses of computing the Company’s net asset value, including any equipment or services obtained for these purposes; and all charges for equipment or services used in communicating information regarding the Company’s transactions among the Adviser and any sub-adviser, custodian or other agent engaged by the Company; and any extraordinary expenses.

            6.  Investment Advisory Fee.  As compensation for the services provided to the Company and the expenses assumed by the Adviser under this Agreement, the Adviser shall receive a fee with respect to the Company specified on Appendix A to this Agreement at the annualized rate specified on Appendix A.  This fee shall be paid monthly in arrears as soon as reasonably practicable after the calculation of the “Net Assets” of the Company as of the relevant month-end and shall be prorated on a daily basis for any period that is less than a full month.  The fee for the Company will be the product of the monthly rate and the “Net Assets” of the Company as of the close of the particular month as determined in accordance with the Limited Liability Company Agreement of the Company (the “Limited Liability Company Agreement”).

            7.  Standard of Care and Liability.  The Adviser shall perform its duties under this Agreement using its best judgment and efforts.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under this Agreement, neither the Adviser nor any of its shareholders, directors, officers, employees or agents, nor any of their affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the “Affiliates”) shall be liable to the Company for any error of judgment, mistake of law, or any act or omission by any such person relating to the services to be provided hereunder.

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            8.  Indemnification.

                (a) To the fullest extent permitted by law, the Company shall indemnify the Adviser, or any shareholder, director, officer, employee or agent of the Adviser and any of their Affiliates (each an “Indemnified Person”) against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys’ fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person’s duties in respect of the Company, except from any such costs, losses, claims damages or liabilities resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Agreement on the part of the Indemnified Person (“Disabling Conduct”).  An Indemnified Person shall be entitled to indemnification hereunder upon a determination made in the following manner:  (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnified Person was not liable by reason of Disabling Conduct; or (ii) a reasonable determination, based upon a review of the facts and reached by competent legal counsel selected by the Directors and set forth in writing, that the Indemnified Person is entitled to indemnification hereunder.  The Company shall advance to an Indemnified Person (to the extent the Company has funds available and without incurring borrowing expenses for such purpose) reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any action or proceeding arising out of such performance or non-performance.  The Adviser agrees, and each other Indemnified Person shall agree as a condition of any such advance, to reimburse the Company for such advance if it is determined, as provided in this paragraph, that the Indemnified Person was not entitled to indemnification hereunder.

                (b) Notwithstanding anything to the contrary set forth above, the provisions of this Section 8 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under the federal securities laws) to the extent that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law.  The provisions of this Section 8, however, shall be construed to effectuate its purpose to the fullest extent permitted by law.

            9.  Liabilities.  The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Company or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

            10.  Independent Contractor.  Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the Investment Company Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting.  Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser (or its affiliates) to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

            11.  Term.  This Agreement shall become effective as of the [  ]th day of [DATE], 2017, and shall remain in effect for an initial two (2) year term, unless sooner terminated as hereinafter provided.  Thereafter, this Agreement shall continue in effect from year to year as to the Company if such continuation is approved annually by the Directors (including a majority of the Directors who are neither “interested persons” of a party to this Agreement nor themselves a party hereto) by vote cast in person at a meeting called for the purpose of voting on such approval.

            12.  Termination.

(a) This Agreement may be terminated without penalty as to the Company by the Directors or by the vote of a majority of the outstanding voting securities of the Company upon sixty (60) days’ prior written notice to the Adviser, or by the Adviser upon sixty (60) days’ prior written notice to the Company.

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                (b) This Agreement shall automatically terminate in the event of its assignment (as defined for purposes of Section 15 of the Investment Company Act) if consent to such assignment is not obtained in accordance with Section 13.

            13.  Transfer, Assignment.  This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Company.

            14.  Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

            15.  Definitions.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the Investment Company Act.

            16.  Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            17.  Amendments.  This Agreement may be amended only by the written agreement of the parties.

            18.  Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York.

            19.  Notices.  Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand, on the date indicated as the date of receipt on a return receipt, or at time of receipt if sent to the other party at the principal office of such party by regular mail, commercial courier service, telex or telecopier.

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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.

SKYBRIDGE G II FUND, LLC

By:
Name: Raymond Nolte
Title: President

SKYBRIDGE CAPITAL II, LLC

By:
Name:
Title:

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APPENDIX A
----------

SKYBRIDGE G II FUND, LLC

Annual Fee Rate
---------------
0.85%
---------------

            The Adviser may, from time to time in its discretion, reduce or rebate a portion of this fee with respect to the Company or particular members’ capital accounts, to the extent permitted by the Limited Liability Company Agreement and the Offering Materials.

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PROXY CARD

SKYBRIDGE G II FUND, LLC
527 Madison Avenue, 16th Floor
New York, NY 10022

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [          ], 2017

The undersigned, revoking prior proxies, hereby appoints Christopher Hutt and Raymond Nolte, and each of them, as proxies of the undersigned, with full power of substitution, to vote all shares of SKYBRIDGE G II FUND, LLC (the “Fund”) held in the name of the undersigned on the record date at the Special Meeting of the Shareholders to be held at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 at 10:30 a.m. Eastern Time, or at any adjournment thereof, on the Proposal described in the Notice of Special Meeting of the Shareholders and accompanying Proxy Statement, which has been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board of Directors, and the Proposal set forth on this proxy card has been proposed by the Board of Directors.

When properly executed, this proxy will be voted as indicated or “FOR” the Proposal if no choice is indicated.

[ADDRESS LINE 1]
Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

[ADDRESS LINE 2]

[ADDRESS LINE 3]	Signature	Date
[ADDRESS LINE 4]
[ADDRESS LINE 5]
[ADDRESS LINE 6]	Signature (if held jointly)	Date
[ADDRESS LINE 7]
Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE PROPOSAL WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO FUND SHAREHOLDERS.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Phone:	Call [(212) 485 3100] and please have this proxy card available at the time of the call.
2. Mail:	Simply sign, date, and complete this proxy card and return it in the postage paid envelope provided.
3. Internet:	Visit [www.2voteproxy.com] and follow the instructions found on the website.

You can find the proxy statement online at [www.2voteproxy.com].

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PROXY CARD

SKYBRIDGE G II FUND, LLC
527 Madison Avenue, 16th Floor
New York, NY 10022

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [         ], 2017

THE FUND’S BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT THE PROPOSAL LISTED BELOW IS IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS.  THE BOARD URGES YOU TO VOTE IN FAVOR.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  ☒

PROPOSAL:  To approve a new investment advisory agreement with SkyBridge Capital II, LLC.

FOR	AGAINST	ABSTAIN
□	□	□

YOU CAN VOTE QUICKLY AND EASILY VIA THE INTERNET OR BY TELEPHONE.

IF YOU ARE PLANNING ON MAILING IN THIS PROXY CARD, PLEASE DO NOT FORGET TO SIGN AND DATE THE REVERSE SIDE.

WE URGE YOU TO VOTE PROMPTLY.

THANK YOU FOR YOUR CONSIDERATION.

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